SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





                Date of Report (Date of earliest event reported)
                                 April 29, 1999





                            TF FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




       Delaware                        0-24168              74-2705050
----------------------------       --------------          ---------------
(State or other jurisdiction       (SEC File No.)           (IRS Employer
     of incorporation)                                      Identification
                                                               Number)




3 Penns Trail, Newtown, Pennsylvania                    18940
----------------------------------------              ----------
(Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code:(215) 579-4000
                                                   --------------



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                            TF FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT



Item 5.  Other Events
---------------------

         On April 29, 1999, the Registrant announced that it had appointed a new Senior Vice President and Chief Financial Officer. In that same announcement, the Registrant announced the results of voting at the 1999 annual meeting of the stockholders of the Registrant.

         For further details, reference is made to the Press Release dated April 29, 1999, which is attached hereto as Exhibit 99 and incorporated herein by this reference.




Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
--------------------------------------------------------------------------------

Exhibit 99 -- Press Release dated April 29, 1999.
----------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 TF FINANCIAL CORPORATION



Date: April 29, 1999                             By: /s/ John R. Stranford
     ------------------------                       ----------------------------
                                                          John R. Stranford
                                                          President and Chief
                                                          Executive Officer